UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 14, 2006


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01     Other Events.

On December 14, 2006, Fleetwood Enterprises, Inc. (the "Company") issued a news release announcing its intention to voluntarily withdraw its common stock from listing on the NYSE Arca, Inc., formerly the Pacific Stock Exchange, in order to reduce duplicative costs and administrative burdens inherent with maintaining dual listings on NYSE Arca and the New York Stock Exchange. The Company's stock will continue to be listed on the New York Stock Exchange and will continue to trade on NYSE Arca on an unlisted trading privilege basis.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

99.1 News release of Fleetwood Enterprises, Inc. dated December 14, 2006 announcing the Company's intention to voluntarily withdraw its common stock from listing on the NYSE Arca, Inc., formerly the Pacific Stock Exchange.




       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 18, 2006
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/  Boyd R. Plowman
                                       --------------------------
                                       Boyd R. Plowman
                                       Executive Vice President,
                                       Chief Financial Officer


                           EXHIBIT INDEX

Exhibit Number    Description of Exhibit

99.1 News release of Fleetwood Enterprises, Inc. dated December 14, 2006 announcing the Company's intention to voluntarily withdraw its common stock from listing on the NYSE Arca, Inc., formerly the Pacific Stock Exchange.